AMENDMENT NO. 2

                                    Dated as of April 6,1999


     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT (this "Amendment") is entered into among Shoney's, Inc., a Tennessee corporation (the "Borrower") the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), NATIONSBANK, NA. ("NationsBank"), as the initial issuing bank (in such capacity, the "Initial Issuing Bank"), FIRST AMERICAN NATIONAL BANK, as the swing line bank (in such capacity, the "Swing Line Bank") (the Initial Lenders, Initial Issuing Bank and Swing Line Bank collectively, the "Lender Parties"), NATIONSBANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lender Parties, and NATIONSBANC MONTGOMERY SECURITIES, INC. ("NMSI"), as arranger (in such capacity, the "Arranger") and as syndication agent (in such capacity, the "Syndication Agent") (together the "Agents").

     PRELIMINARY STATEMENTS:

     (1) The parties hereto have entered into a Credit Agreement dated as of November 28, 1997, as amended by Amendment No. 1 dated as of June 16, 1998 (as so amended, the "Credit Agreement'). Capitalized terms not otherwise defined in this Amendment have the meanings specified in the Credit Agreement.

     (2) The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

     (a) The definition of "Debt" in Section 1.01 is amended by adding at the end thereof the following sentence:

       "For all purposes of this Agreement, 'Debt' shall not include any monetary obligations of the Borrower (up to an amount not in excess of $18 million) in respect of the Borrower's settlement (which was announced publicly on March 22, 1999) of three wage-hour class action lawsuits pending against the Borrower for $18.0 million."

     (b) The definition of "EBITDA" in Section 1.01 is amended by adding at the end of clause (g) therein the following clause:

            "p1us" (h) all amounts (up to an amount not in excess of $18 million) deducted in arriving at such net income in respect of the Borrower's settlement (which was announced publicly on March 22, 1999) of three wage-hour class action lawsuits pending against the Borrower for $18.0 million".

     (c)     The definition of "Leverage Ratio" in Section 1.01 is amended by
(i) adding immediately after the word "less" therein the phrase "the excess of (x)" and (ii) adding immediately after the second reference to "such fiscal quarter" therein the phrase "over (y) the aggregate amount remaining to be paid by the Borrower at the end of such fiscal quarter in respect to the Borrower's settlement (which was announced publicly on March 22, 1999) of three wage-hour class action lawsuits pending against the Borrower for $18.0 million".

     (d) Section 4.01(i) is amended by adding at the end thereof a parenthetical to read as follows:

       "(other than the Borrower's settlement (which was announced publicly on March 22, 1999) of the three wage-hour class action lawsuits pending against the Borrower for $18.0 million)".

     (e) Section 5.02(b) is amended by (i) deleting the reference to the number "$100,000,000" in clause (i) thereof and replacing such number with the number "$200,000,000", (ii) by deleting the "and" at the end of clause
(iii) thereof, (iii) by deleting the period at the end of clause (iv) thereof and replacing the period with the phrase "; and" and (iv) by adding the following clause (v) immediately after clause (iv) therein:

           "(v) in the case of the Borrower, Debt in respect of letters of credit in an aggregate amount not to exceed
       $10,000,000 at any time outstanding"

     (f) Section 5.02(e) is amended by (i) deleting the parenthetical in clause (iv) thereof and replacing the parenthetical with the parenthetical "(as determined by (x) in the case of a sale for cash consideration of less than or equal to $2,000,000, a person authorized by the Borrower's board of directors and (y) in all other cases, the Borrower's board of directors)",
(ii) deleting the word "and" at the end of clause (viii) thereof and (iii) adding the following clauses (x) and (xi) immediately after clause (ix) therein:

            "(x) the transfer of fixtures and equipment to Shoney's SPV or TPI SPV in connection with the leases of such restaurant by Shoney's SPV or TPI SPV, as the case may be, permitted by clause (vii) above, and

            (xi) (A) the contribution by the Borrower of all of the capital stock of Shoney's Investments, Inc. and Corporate Benefits Services, Incorporated of Nashville to a newly-created Delaware limited liability company ("HoldCo") of which the Borrower will be the sole member and (B) the transfer by Shoney's Investments, Inc of its profits interest in Shoney's SPV to HoldCo, provided, in the case of clauses (A) and (B), that HoldCo shall become an additional grantor pursuant to the terms of the Security Agreement and a Subsidiary Guarantor pursuant to the terms of the Subsidiary Guaranty,".

     (g) Section 5.04(c) is amended by replacing each reference therein (other than in respect of the fiscal quarter ending August 5, 2001) to the ratio "4.00: 1" with the ratio "4.25:1".

     (h) Section 5.04(d) is amended by adding immediately after the phrase "tax expense" in clause (ii)(c) thereof the phrase "(in the case of any fiscal quarter ending prior to the second fiscal quarter of 1999, greater than or equal to zero)".

     SECTION 2. Consent. (a) Subject to the satisfaction of the conditions precedent set forth in Section 3, each of the Lender Parties executing this Amendment hereby consents to the amendment of the governing documents of Shoney's SPV to permit the conversion of Shoney's SPV to a manager-managed limited liability company, provided that all such documentation shall be in form and substance reasonably satisfactory to the Administrative Agent.

     (b) Subject to the satisfaction of the conditions precedent set forth in Section 3, each of the Lender Parties executing this Amendment hereby consents to the settlement (which was announced publicly on March 22, 1999) of the three wage-hour class action lawsuits pending against the Borrower for $18.0 million which will be paid in three installments as follows: $11.0 million upon receipt of court approval of such settlement, $3.5 million on October 1, 1999 and $3.5 million on March 1, 2000.

     SECTION 3. Conditions of Effectiveness. (a) This Amendment shall become effective as of the date first above written on the Business Day when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment; and the consent attached hereto executed by each other Loan Party.

     (b) This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

     SECTION 4.  Reference to and Effect on the Credit Agreement.   (a) On
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, as specifically amended by this Amendment, and each of the Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any of the Loan Documents or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provisions of any of the Loan Documents.

     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         SHONEY'S, INC.


                                         By:  /s/  Lloyd W. Baldridge, Jr.
                                            ------------------------------
                                         Title: Vice President and Treasurer

Agreed as of the date first above written:

NATIONSBANK, N.A.
   as Administrative Agent, as Lender
   and as Issuing Bank


By  /s/ Richard Parkhurst
  --------------------------------
     Title: Sr. Vice President


GENERAL ELECTRIC CAPITAL
   CORPORATION


By  /s/ Robert M. Kadlish
  --------------------------------
Title: Duly Authorized Signatory


MORGAN STANLEY DEAN WITTER
PRIME INCOME TRUST


By  /s/ Sheila A. Finnerty
  --------------------------------
Title:


MERRILL LYNCH SENIOR FLOATING
   RATE FUND, INC.


By
  --------------------------------
Title:


ML CLO XII PILGRIM AMERICA
(CAYMAN) LTD.


By
  --------------------------------
Title:

TCW LEVERAGED INCOME TRUST, L.P.
By: TCW Advisors (Bermuda), Ltd.

By
  --------------------------------
Title:

By: TCW Investment Management
 Company, as Investment Advisor

By
  --------------------------------
Title:


FREMONT FINANCIAL CORPORATION


By  /s/ Thomas E. Lane
  --------------------------------
Title:


CRESCENT/MACH I
   PARTNERS, L.P.,
By:  TCW Asset Management
     Company, as Investment Manager


By
  --------------------------------
Title:


VAN KAMPEN AMERICAN
   CAPITAL PRIME
   RATE INCOME TRUST


By    /s/
  --------------------------------
Title:


FIRST AMERICAN NATIONAL BANK


By  /s/ Russell S. Rogers
  --------------------------------
Title:

THE LONG-TERM CREDIT
   BANK OF JAPAN, LTD.


By
  --------------------------------
Title:


SENIOR HIGH INCOME PORTFOLIO, INC.


By
  --------------------------------
Title:


CAPTIVA II FINANCE LTD.


By
  --------------------------------
Title:


AERIES FINANCE LTD.


By
  --------------------------------
Title:


SENIOR DEBT PORTFOLIO

By: Boston Management and Research
 as Investment Advisors

By
  --------------------------------
Title:


STRATA FUNDING LTD.


By
  --------------------------------
Title:

ML CBO IV (CAYMAN) LTD.

By: Protective Asset Management
 Company, as Collateral Manager

By
  --------------------------------
Title:

CERES FINANCE LTD.


By
  --------------------------------
Title:


HELLER FINANCIAL, INC.


By
  --------------------------------
Title:


TRANSAMERICA BUSINESS CREDIT
   CORPORATION


By   /s/
  --------------------------------
Title: Exec Vice President

DEUTSCHE FINANCIAL SERVICES
   CORPORATION


By  /s/ Stephen D. Nutt
  --------------------------------
Title:  Vice President

GREEN TREE FINANCIAL SERVICING
   CORPORATION


By  /s/ C.A. Gouskos
  --------------------------------
Title: Sr. Vice President

THE TORONTO DOMINION BANK


By  /s/ Jorge A. Garcia
  --------------------------------
Title:  Mgr. Cr. Admin.


BALANCED HIGH-YIELD FUND I LTD., as Assignee
By: BHF-BANK AKTIENGESELLSCHAFT
acting through its New York Branch,
as attorney-in-fact

By  /s/ Geoffrey C. Given     /s/ Anthony Heyman
  --------------------------------
Title: Assistant Vice President    AVP

MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED


By  /s/ Sandra R. Ancy
  --------------------------------
Title:


CYPRESSTREE INVESTMENT PARTNERS I, LTD.

By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager

By  /s/Jeffrey W. Heuer
  --------------------------------
Title: Principal


                                 CONSENT


     Each of the undersigned corporations, as a Guarantor under the Subsidiary Guaranty dated November 28, 1997 (the "Guaranty") in favor of the Lender Parties and the Agents parties to the Credit Agreement referred to in the foregoing Amendment and as a grantor under the Security Agreement dated November 28, 1997 (the "Security Agreement") made by each of the undersigned corporations in favor of the Administrative Agent, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, (a) each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each of the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such corporation is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                         TPI RESTAURANTS, INC.



                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:

                                         TPI PROPERTIES, INC.



                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:



                                         SHN PROPERTIES, LLC

                                         By:  Corporate Benefit Services,
                                              Incorporated of Nashville,
                                              its Managing Member


                                              By: /s/  Lloyd W. Baldridge
                                                 ------------------------
                                              Title:

                                              By: /s/  F.E. McDaniel, Jr.
                                              Title:

                                 2

                                         SHONEY'S OF MICHIGAN, INC.


                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:

                                         COMMISSARY OPERATIONS, INC.

                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:

                                         PARGO'S OF FREDERICK, INC.

                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:

                                         SHONEY'S EQUIPMENT CORPORATION


                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:

                                         CORPORATE BENEFIT SERVICES,
                                         INCORPORATED OF NASHVILLE

                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:


                                         PARGO'S OF YORK, INC.


                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:

                                 3

                                         SHONEY'S INVESTMENTS, INC.


                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:


                                         TPI ENTERTAINMENT, INC.


                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:


                                         TPI TRANSPORTATION, INC.


                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title:


                                         TPI COMMISSARY, INC.


                                         By: /s/  Lloyd W. Baldridge
                                            ------------------------
                                         Title: